SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                [ ]  Confidential, For Use of the Commission
[X]  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                         GUARANTY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                         GUARANTY FINANCIAL CORPORATION




Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Guaranty Financial Corporation ("Guaranty"), which will be held on May 24, 2001, at 10:00 a.m., at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia (the "Meeting"). At the Meeting, two directors will be elected for terms of three years each.

         Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the form of proxy that is enclosed with this mailing. If you decide to attend the meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so, and your proxy will have no further effect.

         The Board of Directors and management of Guaranty appreciate your continued support and look forward to seeing you at the Meeting.

                                             Sincerely yours,

                                             /s/ Douglas E. Caton

                                             Douglas E. Caton
                                             Chairman of the Board



Charlottesville, Virginia
April 24, 2001

                         GUARANTY FINANCIAL CORPORATION

                            1658 State Farm Boulevard
                         Charlottesville, Virginia 22911

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 24, 2001



         NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of the holders of shares of Common Stock ("Common Stock") of Guaranty Financial Corporation ("Guaranty") will be held at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia on May 24, 2001 at 10:00 a.m., for the following purposes:

         1. To elect two directors for terms of three years each, or until their successors are elected and qualify; and

         2. To transact such other business as may properly come before the Meeting.

         Holders of shares of Common Stock of record at the close of business on April 12, 2001, will be entitled to vote at the Meeting.

         You are requested to fill in, sign, date and return the enclosed proxy promptly, regardless of whether you expect to attend the Meeting. A postage-paid return envelope is enclosed for your convenience.

         If you are present at the Meeting, you may vote in person even if you have already returned your proxy.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Esther S. Sheler

                                              Esther S. Sheler
                                              Secretary

Charlottesville, Virginia
April 24, 2001

________________________________________________________________________________

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER THAT YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
________________________________________________________________________________

                         GUARANTY FINANCIAL CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 24, 2001

                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, par value $1.25 per share ("Common Stock"), of Guaranty Financial Corporation ("Guaranty") in connection with the solicitation of proxies by the Board of Directors of Guaranty to be used at the Annual Meeting of Shareholders to be held on May 24, 2001, at 10:00 a.m., at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia, and any adjournment thereof (the "Meeting"). At the Meeting, two directors will be elected for terms of three years each.

         The principal executive offices of Guaranty are located at 1658 State Farm Boulevard, Charlottesville, Virginia 22911. The approximate date on which this Proxy Statement and the accompanying proxy card are being mailed to Guaranty's shareholders is April 24, 2001.

         The Board of Directors has fixed the close of business on April 12, 2001, as the record date (the "Record Date") for the determination of the holders of shares of Common Stock entitled to receive notice of and to vote at the Meeting. At the close of business on the Record Date, there were 1,961,727 shares of Common Stock outstanding held by approximately 1,148 shareholders. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting. In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority.

         As of the Record Date, directors and executive officers of Guaranty and their affiliates, as a group, owned of record and beneficially a total of 453,196 shares of Common Stock, or approximately 22.5% of the shares of Common Stock outstanding on such date. Directors and executive officers of Guaranty have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy.

         A shareholder may abstain or (only with respect to the election of directors) withhold his vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to Guaranty of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as not voting in favor of the particular matter.

         Shareholders of Guaranty are requested to complete, date and sign the accompanying form of proxy and return it promptly to Guaranty in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, proxies received by Guaranty will be voted for approval of the directors nominated for election.

         Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Guaranty, by executing and delivering a substitute proxy to Guaranty or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the meeting date, to Esther S. Sheler, Secretary, Guaranty Financial Corporation, 1658 State Farm Boulevard, Charlottesville, Virginia 22911.

         The cost of soliciting proxies for the Meeting will be borne by Guaranty.


                              ELECTION OF DIRECTORS

         Two directors are to be elected to serve for terms of three years each. The Board of Directors acts as a Nominating Committee for selecting the nominees for election as directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable.

         Under Guaranty's Bylaws, notice of a proposed nomination or a shareholder proposal meeting certain specified requirements must be received by Guaranty not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders. Assuming a date of May 23, 2002 for the 2002 annual meeting of shareholders, Guaranty must receive any notice of nomination or other business no earlier than February 22, 2002 and no later than March 24, 2002.

         Guaranty's Bylaws require that the shareholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of Guaranty that are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). Guaranty's Bylaws further require that the shareholder's notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder and (ii) the class and amount of such shareholder's beneficial ownership of Guaranty's capital stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the annual meeting may determine that such shareholder's nomination should not be brought before the annual meeting and that such nominee shall not be eligible for election as a director of Guaranty.

         The following information sets forth the names, ages, principal occupations and business experience for all nominees and incumbent directors. The date shown for first election as a director in the information below represents the year in which the nominee or incumbent director was first elected to the Board of Directors of Guaranty or previously to the Board of Directors of Guaranty Bank. Unless otherwise indicated, the business experience and principal occupations shown for each nominee or incumbent director has extended five or more years.

                              Nominees for Election
                           for Terms Expiring in 2004

Henry J. Browne, 68, has been a director since 1976.
         Mr. Browne is an architect in private practice with studios in Keswick, Virginia, and Boca Grande, Florida.

Oscar W. Smith, Jr., 70, has been a director since 1976.
         Mr. Smith is President of K-B Management Co. in Charlottesville, Virginia.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

                           Incumbent Directors Serving
                           for Terms Expiring in 2002

Harry N. Lewis, 73, has been a director and Vice Chairman of Guaranty's Board of
         Directors since 1976.
         Mr. Lewis has been President of Lewis Insurance Agency, Inc., an insurance sales company in Charlottesville, Virginia, since July 1952.

Jason I. Eckford, Jr., 71, has been a director since 1999.
         Mr.   Eckford  is   President   of  Eckford   Financial   Services   in
         Charlottesville, Virginia.

                           Incumbent Directors Serving
                           for Terms Expiring in 2003

Douglas E. Caton, 58, has been a director since 1981 and has been Chairman of Guaranty's Board of Directors since 1989.
         Mr. Caton is a commercial real estate investor and developer. He is also Chief Executive Officer of Management Services Corporation, a real estate management and development company. A combat veteran of the Vietnam War, Mr. Caton is a Major General, the highest rank attainable, in the United States Army Reserve with over 32 years of service.

John R. Metz, 63, has been a director since 1980.
         Mr.   Metz  is  a   pharmacist   at  Martha   Jefferson   Hospital   in
         Charlottesville, Virginia.

James R. Sipe, Jr., 45, has been a director since 1996.
         Mr.  Sipe  is  an  associate   broker  with  Prudential   Funkhouser  &
         Associates, a real estate sales company in Harrisonburg, Virginia.


The Board of Directors and Committees

         Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Shareholders. The Board of Directors held 13 meetings in the year ended December 31, 2000. For the year ended December 31, 2000, each of Guaranty's directors, except for Mr. Browne, attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees on which the respective director served.

         The  Board  of  Directors  has  a  standing   Audit   Committee  and  a
Compensation Committee.

         The Audit Committee consists of Mr. Metz, as Chairman, and Messrs. Caton and Smith. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and to establish, and assure the adherence to, a system of internal controls. It reviews and accepts the reports of Guaranty's independent auditors and federal examiners. The Audit Committee met eight times during the year ended December 31, 2000. Additional information with respect to the Audit Committee is discussed below under "Audit Information."

         The Compensation Committee, which reviews senior management's performance and compensation, and reviews and sets guidelines for compensation of all employees, consists of Robert P. Englander, as Chairman, and Messrs. Browne, Lewis, Metz and Smith. The Compensation Committee met four times during the year ended December 31, 2000.

Security Ownership of Management

         The following table sets forth information as of March 31, 2001, regarding the number of shares of Common Stock beneficially owned by each director, each individual named in the Summary Compensation Table below and all current directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the individual living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

                                  Common Stock
Name                          Beneficially Owned (1)         Percentage of Class
----                          ----------------------         -------------------

Thomas P. Baker                            0                          --
Henry J. Browne                       39,437                         2.01%
Douglas E. Caton                     316,315                        16.10%
Jason I. Eckford, Jr.                  2,500                           *
Robert P. Englander                   13,200                           *
Harry N. Lewis                         8,888                           *
John R. Metz                          16,882                           *
Donna W. Richards                     23,100                         1.16%
James R. Sipe, Jr.                     4,900                           *
Oscar W. Smith, Jr.                   22,974                         1.17%
Rex L. Smith, III                      6,050                           *

All present executive
   officers and directors
   as a group (11 Persons)           453,196                        22.53%

-------------
* Percentage of ownership is less than one percent of the outstanding shares of Common Stock.
(1) Includes beneficial ownership of shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2001.

Security Ownership of Certain Beneficial Owners

         The following table sets forth information as of March 31, 2001, regarding the number of shares of Common Stock beneficially owned by all persons who own five percent or more of the outstanding shares of Common Stock.

                                  Common Stock
Name and Address              Beneficially Owned (1)         Percentage of Class
----------------              ----------------------         -------------------

Douglas E. Caton                     316,315                       16.10%
4 Deer Park
Earlysville, Virginia

---------------------
(1) Includes beneficial ownership of shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2001.


Executive Officers Who Are Not Directors

         Thomas F. Crump, 44, has been Senior Vice President and Chief Financial Officer since September 2000. From July 1997 to September 2000, he was Senior Vice President and Controller of Heilig-Meyers Company ("Heilig-Meyers") and, from June 1993 to July 1997, he was Vice President and Controller of Heilig-Meyers.

         Donna W. Richards, 36, has been Senior Vice President and Chief Operating Officer since December 2000. From April 1995 to December 2000, she was Senior Vice President of Real Estate Lending.

         Richard L. Saunders, 47, has been Senior Vice President and Chief Credit Officer since February 2000. From June 1998 to February 2000, he was Vice President and a commercial banker of Guaranty and, from April 1996 to June 1998, he was Vice President and a business banker with Jefferson National Bank and its successor, Wachovia Bank. Mr. Saunders is currently acting as Guaranty's Chief Executive Officer.

Executive Compensation

Summary of Cash and Certain Other Compensation

         The following table shows, for the fiscal years ended December 31, 2000, 1999 and 1998, the cash compensation paid by Guaranty, as well as certain other compensation paid or accrued for those years, to the named Executive Officers in all capacities in which they served.

                           Summary Compensation Table

                                           Annual Compensation                       Long-Term Compensation
                                           -------------------                       ----------------------
                                                                                 Securities
         Name and                                              Other Annual      Underlying        All Other
    Principal Position     Year     Salary ($)   Bonus ($)   Compensation ($)     Options     Compensation ($)(1)
    ------------------     ----     ----------   ---------   ----------------     -------     -------------------
Thomas P. Baker            2000       157,506       --               *               --              3,938
Former President and       1999       147,500       --               *             15,000            3,750
  Chief Executive Officer  1998       122,600      3,000             *               --              2,930
  (2)

Rex L. Smith, III          2000 (3)   121,862       --               *               --              3,124
Former Senior Vice         1999       137,500       --               *             22,500            3,032
  President -- Retail /    1998 (4)    96,250      3,000             *               --               --
  Commercial

Donna W. Richards          2000       136,505       --               *               --              3,413
Senior Vice President and  1999       125,833     20,000 (5)         *             22,500            3,203
  Chief Operating Officer  1998        87,500      3,000             *               --              2,297

-----------------
* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(1) Amounts reflect Guaranty's matching contribution under its Section 401(k) retirement plan.
(2)  Mr. Baker's employment with Guaranty terminated in March 2001.
(3)  Mr. Smith's employment with Guaranty terminated in September 2000.
(4) Mr. Smith's employment with Guaranty began in February 1998, and the amounts shown include all compensation paid to Mr. Smith from February 1998 to December 1998.
(5) In February 1999, Ms. Richards was paid a one-time signing bonus in connection with her entering into an employment agreement with Guaranty.

Stock Option Grants

         In the year ended December 31, 2000, no stock options were granted to any of the named Executive Officers.

Option Exercises and Holdings

         In the year ended December 31, 2000, no stock options were exercised by any of the named Executive Officers. The following table sets forth the amount and value of stock options held by the named Executive Officers as of December 31, 2000.

                          Fiscal Year-End Option Values

                                          Number of
                                    Securities Underlying                        Value of Unexercised
                                    Unexercised Options at                       In-the-Money Options
                                   Fiscal Year End (#) (1)                    at Fiscal Year End ($) (2)
                                   -----------------------                    --------------------------

     Name                     Exercisable          Unexercisable          Exercisable           Unexercisable
     ----                     -----------          -------------          -----------           -------------
Thomas P. Baker                 10,000 (3)              --                    --                     --

Donna W. Richards               22,500                  --                    --                     --

------------------
(1)  Each of these options relates to shares of Common Stock.
(2) No options disclosed in the table were in-the-money as of December 31, 2000.
(3) All of the options held by Mr. Baker expired when his employment with Guaranty terminated in March 2001.


Directors' Fees

         Directors, excluding directors who are officers of Guaranty, received fees of $550 for each meeting of the Board of Directors attended and $300 for each Loan, Audit, Compensation and Building Committee meeting attended during fiscal 2000. Mr. Caton, who is an ex officio member of all Committees and devotes additional time to Guaranty's affairs as Chairman of the Board of Directors, received a fee of $32,500 in the fiscal year ended December 31, 2000, in lieu of any fees for attending Board of Directors and Committee meetings.

         In 1998, each director of Guaranty was granted options to purchase 4,000 shares of Common Stock. Of this amount, options to purchase 800 shares of Common Stock vest each year and are exercisable for a period of three years. Such options were granted with an exercise price at or above the fair market value of the Common Stock.

Employment Agreements

         Guaranty and Donna W. Richards are parties to an employment agreement entered into in February 1999. The employment agreement provides for her to serve in a senior management or executive capacity and provides for a base salary of $130,000. The agreement is for a period ending February 26, 2004. If she is terminated for reasons other than cause, she will be entitled to receive severance pay equal to her annual base salary in effect at the time. If her employment terminates for any reason within 120 days of a change in control, she will be entitled to severance payments approximately equal to 299% of her average cash compensation for the five years that precede the change in control. If termination of employment due to a change in control had occurred in the year ended December 31, 2000, Ms. Richards would have been entitled to severance payments amounting to approximately $408,135.

Transactions with Management

         Some of the directors and officers of Guaranty are at present, as in the past, customers of Guaranty, and Guaranty has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

         There are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to Guaranty.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Guaranty's directors and executive officers, and any persons who own more than 10% of Common Stock, to file with the SEC reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulation to furnish Guaranty with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to Guaranty or written representation that no other reports were required, Guaranty believes that, during fiscal year 2000, all filing requirements applicable to its officers and directors were complied with, except that Thomas F. Crump inadvertently filed late a Form 3, Jason I. Eckford, Jr. inadvertently filed late a Form 4 with respect to four purchases of common stock from February 1999 to November 2000 and John R. Metz inadvertently filed late a Form 4 with respect to four purchases of common stock from February 2000 to August 2000.


                              INDEPENDENT AUDITORS

         BDO Seidman, LLP has been appointed to perform the audit of Guaranty's financial statements for the year ending December 31, 2001. BDO Seidman, LLP has acted as Guaranty's auditors for the past seven years and has reported on financial statements during that period. A representative from BDO Seidman, LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.


                                AUDIT INFORMATION

         The Board of Directors has adopted a written charter for the Audit Committee that is set forth in Exhibit A to this Proxy Statement. The three members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

                     Fees of Independent Public Accountants

Audit Fees

         The aggregate amount of fees billed or expected to be billed to Guaranty by BDO Seidman, LLP for professional services rendered in connection with the audit of Guaranty's annual financial statements for the fiscal year ended December 31, 2000, and for the review of Guaranty's interim financial statements included in Guaranty's quarterly reports on Form 10-QSB for that fiscal year, was $98,375.

Financial Information System Design and Implementation Fees

         There were no professional services rendered to Guaranty by BDO Seidman, LLP for the design and implementation of financial information systems for the fiscal year ended December 31, 2000.

All Other Fees

         The aggregate amount of fees billed to Guaranty by BDO Seidman, LLP for all other non-audit services rendered to Guaranty for the fiscal year ended December 31, 2000 was $22,000, all of which represent fees for tax and audit-related services. Audit-related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audits and SEC registration statements.

                             Audit Committee Report

         Management is responsible for Guaranty's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of Guaranty's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from Guaranty and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of information technology services and other non-audit services to Guaranty is compatible with maintaining the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Guaranty's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

           Submitted by the Audit Committee of the Board of Directors
                             John R. Metz, Chairman
                                Douglas E. Caton
                               Oscar W. Smith, Jr.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of Guaranty's Annual Report to Shareholders for the year ended December 31, 2000, has been furnished to shareholders. Additional copies may be obtained by written request to the Secretary of Guaranty at the address indicated below. The Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, GUARANTY WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ESTHER
S. SHELER, SECRETARY, GUARANTY FINANCIAL CORPORATION, 1658 STATE FARM BOULEVARD, CHARLOTTESVILLE, VIRGINIA 22911. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                        PROPOSALS FOR 2002 ANNUAL MEETING

         Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2002 annual meeting of shareholders must cause such proposal to be received, in proper form, at Guaranty's principal executive offices at 1658 State Farm Boulevard, Charlottesville, Virginia 22911, no later than December 25, 2001, in order for the proposal to be considered for inclusion in Guaranty's Proxy Statement for that meeting. It is urged that any such proposals be sent by certified mail, return receipt requested.

         Guaranty's Bylaws also prescribe the procedures that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For more information on these procedures, see "Election of Directors."


                                  OTHER MATTERS

         The Board of Directors is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                              By Order of The Board of Directors

                                              /s/ Esther S. Sheler

                                              Esther S. Sheler
                                              Secretary

April 24, 2001

                                                                       Exhibit A

                         GUARANTY FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER

Organization
------------

The Audit Committee shall be appointed by the Board of Directors and shall consist of at least three directors, all of whom are independent of management and of the Company. Members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and from the Company. All Audit Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Audit Committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy
-------------------

The Audit Committee shall assist the Board of Directors in fulfilling the Board's oversight responsibility to the stockholders relating to (A) the Company's financial reporting process, systems of internal accounting and financial controls, and internal audit function and (B) the annual independent audit of the Company's financial statements. In so doing, the Audit Committee will benefit from free and open communication between the Audit Committee, the directors, the independent accountants, the internal auditor, and the financial management of the Company. The Audit Committee may adopt such policies and
procedures  as  it  may  deem   necessary  or   appropriate  to  carry  out  its
responsibilities under this charter. The Audit Committee's policies and procedures should be flexible in order to best react to changing conditions and circumstances.

Processes
---------

The following shall be the recurring processes of the Audit Committee in carrying out its oversight function. The Audit Committee may supplement these processes as appropriate.

o The Audit Committee shall review and reassess the Audit Committee's charter at least annually and the charter shall be approved by the Board of Directors. The Company shall include a copy of the charter in its proxy statement at least triennially or the year after any significant amendment to the charter and shall disclose in all proxy statements whether Audit Committee members are independent. Approximately once each year and, with respect to any changes in the composition of the Audit Committee, the Company must provide The Nasdaq Stock Market, Inc.SM written confirmation regarding the Board's determination of Audit Committee members' independence, the financial literacy of Audit Committee members, the determination that at least one member of the Audit Committee has accounting or related financial management expertise, and the annual review and reassessment of the adequacy of the charter.

o The Audit Committee shall have a clear understanding with management and the independent accountants that the independent accountants are ultimately accountable to the Board and to the Audit Committee, both of which are representatives of the Company's stockholders. The Audit Committee and the Board shall have the ultimate authority and responsibility to engage, evaluate, and, where appropriate, replace the independent accountants. The Audit Committee shall discuss with the accountants their independence from management and from the Company and shall discuss all relationships between the accountants and their related entities and the Company and its related entities that may reasonably be thought to bear on the accountants' independence. The independent accountants shall confirm that, in their view, they are independent of the Company. In this regard, the Audit Committee shall obtain a formal written statement from the independent accountants delineating all relationships between the accountants and the Company and shall, when necessary, recommend that the Board take any appropriate action to satisfy itself of the accountants' independence.

o The Audit Committee shall discuss with the internal auditor and the independent accountants the overall scope and plans for their respective audits. Also, the Audit Committee shall discuss with management, the internal auditor, and the independent accountants the adequacy and effectiveness of the accounting and financial controls and may elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Further, the Audit Committee shall meet separately with the internal auditor and the independent accountants, with and without management present, to discuss the results of its examinations.

o    The  Audit  Committee  shall  review  interim  financial   statements  with
     management and the independent accountants prior to the filing of the Company's Quarterly Report on Form 10-QSB. The Audit Committee shall discuss the results of the quarterly review and any other matters required under generally accepted auditing standards to be communicated to the Audit Committee by the independent accountants. The chairperson of the Audit Committee may represent the entire Audit Committee for the purposes of this review.

o The Audit Committee shall review with management and the independent accountants the financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to stockholders if distributed prior to the filing of the Form 10-KSB). The independent accountants shall provide their judgment about the quality, not merely the acceptability, of accounting principles, the reasonableness of any significant judgments, and the clarity of disclosures in the financial statements as part of such review. The Audit Committee shall also discuss the results of the annual audit and any other matters required under generally accepted auditing standards to be communicated to the Audit Committee by the independent accountants.

o In discharging its role, the Audit Committee is free to consider an investigation into any matter brought to its attention and shall have both full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose if, in its judgment, that is appropriate, without obtaining the prior permission of the Board of Directors.

This charter shall not be construed in a manner that imposes upon the Audit Committee a higher standard of care than that imposed upon committees of boards of directors generally, pursuant to applicable law. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete or accurate or are in accordance with generally accepted accounting principles. These are the collective responsibilities of management and the independent accountants. Nor is it the duty of the Audit Committee to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws or regulations or the Company's audit policies and programs.


      PLEASE MARK VOTES                                    REVOCABLE PROXY
|X|   AS IN THIS EXAMPLE                            GUARANTY FINANCIAL CORPORATION


Proxy Solicited on Behalf of The Board of Directors                                                           With-    For All
                                                                                                      For     hold      Except
   The undersigned hereby appoints John R. Metz and James   1.  To elect as directors the two          _        _         _
R. Sipe, Jr. jointly  and  severally,  proxies, with full       persons listed as nominees below.     |_|      |_|       |_|
power to act alone,  and with full power of substitution,
to represent the  undersigned  and to vote, as designated          For Terms Expiring in 2004
below  and  upon  any  and all  other  matters  that  may             Henry J. Browne
properly be brought  before such  meeting,  all shares of             Oscar W. Smith, Jr.
Common Stock that  the undersigned is entitled to vote at
the Annual Meeting of Shareholders of Guaranty  Financial
Corporation,  a  Virginia  corporation, to be held at the      INSTRUCTION:  To  withhold  authority  to  vote  for  any  individual
Glenmore Country Club, 1750 Piper Way, Keswick, Virginia,      nominee, mark "For All Except" and  write that nominee's  name in the
on  May  24,  2001, at 10:00  a.m.,  local  time,  or any      space provided below.
adjournments thereof, for the following purposes:
                                                               _____________________________________________________________________

                                                               2.  In their  discretion,  the proxies are  authorized to vote upon any other  business  that may properly come before the meeting, or any adjournment thereof.


                                                                   THIS PROXY, WHEN PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER
                                                               DIRECTED HEREIN BY THE  SHAREHOLDER.  IF NO DIRECTION IS GIVEN,  THIS
                                                               PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1.

                                                                   If signing as  Attorney,  Administrator,  Executor,  Guardian  or
                                                               Trustee, please add your title as such.
                                    -----------------------
  Please be sure to sign and date   | Date                |
    this Proxy in the box below     |                     |
 ----------------------------------------------------------
 |                                                        |
 |                                                        |
  --Shareholder sign above---Co-holder (if any) sign above--


  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                         GUARANTY FINANCIAL CORPORATION

--------------------------------------------------------------------------------
|                             PLEASE ACT PROMPTLY                              |
|                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY                   |
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


--------------------------------

--------------------------------

--------------------------------